UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2009

DTE Energy Company
(Exact name of registrant as specified in its charter)

Michigan	1-11607	38-3217752
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Energy Plaza Detroit, Michigan	48226-1279
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 313-235-4000

(Former name or former address if changed since last report.)

The Detroit Edison Company
(Exact name of registrant as specified in its charter)

Michigan	1-2198	38-0478650
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Energy Plaza Detroit, Michigan	48226-1279
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 313-235-4000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Several senior executives of DTE Energy Company (“DTE Energy”) will give business update presentations and update earnings guidance for 2009 during a meeting with investors and analysts in Detroit on October 19, 2009.

At the meeting, DTE Energy will announce that 2009 operating earnings per share are expected in the $3.20 to $3.40 range, up from the previously stated $2.75 to $3.05. The business update will also include an early outlook for 2010 operating earnings and plans for long-term growth.

For a detailed discussion of these announcements and a breakdown of DTE Energy’s 2009 operating earnings guidance and 2010 early outlook for each of DTE Energy’s business segments, please see DTE Energy’s Press Release dated October 19, 2009, attached as Exhibit 99.1 to this report and the Slide Presentation from the October 19, 2009 meeting that is furnished as Exhibit 99.2 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of DTE Energy Company dated October 19, 2009.

99.2	Slide Presentation of DTE Energy Company dated October 19, 2009.

Forward-Looking Statements:

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in each of DTE Energy’s and Detroit Edison’s 2008 Form 10-K and 2009 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison that discuss important factors that could cause DTE Energy’s and Detroit Edison’s actual results to differ materially. DTE Energy and Detroit Edison expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: October 19, 2009

DTE ENERGY COMPANY
(Registrant)

/s/ David E. Meador
David E. Meador
Executive Vice President and Chief Financial Officer

THE DETROIT EDISON COMPANY
(Registrant)

/s/ David E. Meador
David E. Meador
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of DTE Energy Company dated October 19, 2009.

99.2	Slide Presentation of DTE Energy Company dated October 19, 2009.